                              FIXED RATE LOAN GROUP

        Current Mortgage Rates for the Fixed Rate Mortgage Loan Group(1)



                                                  Number of         Aggregate Principal             Percent of
Mortgage Rate                                   Mortgage Loans      Balance Outstanding             Loan Group
-------------                                   --------------      -------------------             ----------
6.00% < Gross Coupon <= 6.50%                           1                $65,909.99                      0.03%
6.50% < Gross Coupon <= 7.00%                          15              1,493,308.21                      0.79
7.00% < Gross Coupon <= 7.50%                          46              3,731,163.19                      1.96
7.50% < Gross Coupon <= 7.75%                          64              4,971,543.16                      2.62
7.75% < Gross Coupon <= 8.00%                          92              9,197,234.15                      4.84
8.00% < Gross Coupon <= 8.25%                         103             10,539,964.81                      5.55
8.25% < Gross Coupon <= 8.50%                         157             12,802,543.72                      6.74
8.50% < Gross Coupon <= 8.75%                         189             14,490,238.62                      7.63
8.75% < Gross Coupon <= 9.00%                         161             14,444,317.44                      7.60
9.00% < Gross Coupon <= 9.25%                         150             14,458,200.63                      7.61
9.25% < Gross Coupon <= 9.50%                         184             15,264,141.61                      8.03
9.50% < Gross Coupon <= 9.75%                         234             17,441,804.60                      9.18
9.75% < Gross Coupon <= 10.00%                        187             14,295,808.15                      7.52
10.00% < Gross Coupon <= 10.25%                       131              9,064,656.15                      4.77
10.25% < Gross Coupon <= 10.50%                       138             10,093,663.89                      5.31
10.50% < Gross Coupon <= 10.75%                       121              8,795,672.77                      4.63
10.75% < Gross Coupon <= 11.00%                        94              6,863,300.07                      3.61
11.00% < Gross Coupon <= 11.25%                        64              5,152,404.74                      2.71
11.25% < Gross Coupon <= 11.50%                        56              3,530,288.28                      1.86
11.50% < Gross Coupon <= 11.75%                        53              3,429,766.43                      1.80
11.75% < Gross Coupon <= 12.00%                        32              2,158,714.12                      1.14
12.00% < Gross Coupon <= 12.25%                        24              2,096,526.27                      1.10
12.25% < Gross Coupon <= 12.50%                        25              1,845,375.56                      0.97
12.50% < Gross Coupon <= 12.75%                        15              1,163,746.43                      0.61
12.75% < Gross Coupon <= 13.00%                        13                636,106.08                      0.33
13.00% < Gross Coupon <= 13.25%                         8                713,591.89                      0.38
13.25% < Gross Coupon <= 13.50%                         8                419,397.75                      0.22
13.50% < Gross Coupon <= 13.75%                         4                142,421.98                      0.07
13.75% < Gross Coupon <= 14.00%                         6                670,365.12                      0.35
14.25% < Gross Coupon <= 14.50%                         1                 43,192.99                      0.02
                                                    -----           ---------------                   -------
         Totals   .........................         2,376           $190,015,368.80                    100.00%
                                                    =====           ===============                    ======

-----------
(1) As of the Cut-off Date, the current Mortgage Rates borne by the Fixed Rate Mortgage Loans ranged from 6.500% per annum to 14.500% per annum and the weighted average Mortgage Rate borne by the Fixed Rate Mortgage Loans was approximately 9.559% per annum.

  Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group(1)


                                                 Number of          Aggregate Principal         Percent of
Remaining Term                                Mortgage Loans        Balance Outstanding         Loan Group
--------------                                --------------        -------------------         ----------
108 < Rem Term <= 120                                    35           $1,508,985.75                   0.79%
156 < Rem Term <= 168                                     2              154,995.26                   0.08
168 < Rem Term <= 180                                   951           74,406,994.23                  39.16
228 < Rem Term <= 240                                   359           24,509,926.48                  12.90
288 < Rem Term <= 300                                     5              385,979.62                   0.20
324 < Rem Term <= 336                                     1               39,172.96                   0.02
336 < Rem Term <= 348                                     2              275,920.36                   0.15
348 < Rem Term <= 360                                 1,021           88,733,394.14                  46.70
                                                      -----         ---------------                 ------
                           Totals   .....             2,376         $190,015,368.80                 100.00%
                                                      =====         ===============                 ======

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans ranged from 111 months to 360 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans was approximately 269 months.

      Original Mortgage Loan Principal Balances for the Fixed Rate Mortgage
                                  Loan Group(1)

                                                             Number of       Aggregate Principal        Percent of
Range of Original Mortgage Loan Principal Balances         Mortgage Loans    Balance Outstanding        Loan Group
--------------------------------------------------         --------------    -------------------        ----------
           Balance <= $25,000.......................               129          $2,646,827.36                 1.39%
$25,000  < Balance <= $50,000.......................               633          24,930,761.69                13.12
$50,000  < Balance <= $75,000.......................               711          44,005,869.28                23.16
$75,000  < Balance <= $100,000......................               371          32,022,107.50                16.85
$100,000 < Balance <= $150,000......................               310          37,276,382.73                19.62
$150,000 < Balance <= $175,000 .....................                67          10,821,151.77                 5.69
$175,000 < Balance <= $200,000......................                57          10,694,234.35                 5.63
$200,000 < Balance <= $250,000......................                58          12,934,047.41                 6.81
$250,000 < Balance <= $300,000......................                19           5,268,350.58                 2.77
$300,000 < Balance <= $350,000......................                 7           2,259,378.51                 1.19
$350,000 < Balance <= $400,000......................                 2             769,031.98                 0.40
$400,000 < Balance <= $450,000......................                 4           1,680,754.02                 0.88
$450,000 < Balance <= $500,000......................                 5           2,399,839.04                 1.26
$600,000 < Balance <= $750,000......................                 2           1,361,632.58                 0.72
$750,000 < Balance <= $1,000,000....................                 1             945,000.00                 0.50
                                                                 -----        ---------------               ------
         Totals   ..................................             2,376        $190,015,368.80               100.00%
                                                                 =====        ===============               ======

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans ranged from approximately $11,864.68 to approximately $945,000.00 and the average outstanding principal balance of the Fixed Rate Mortgage Loans was approximately $79,972.80.

            State Distributions of Fixed Rate Mortgaged Properties(1)



                                                          Number of          Aggregate Principal          Percent of
State                                                  Mortgage Loans        Balance Outstanding          Loan Group
-----                                                  --------------        -------------------          ----------
Arizona.....................................                    93             $7,354,033.12                   3.87%
Arkansas....................................                    11                542,869.64                   0.29
California..................................                    93             14,402,122.57                   7.58
Colorado....................................                    86              9,287,241.95                   4.89
Connecticut.................................                    29              3,703,893.26                   1.95
Delaware....................................                     2                 86,933.62                   0.05
District of Columbia........................                     8                600,390.24                   0.32
Florida.....................................                   470             34,212,182.97                  18.00
Georgia.....................................                   126             10,922,412.98                   5.75
Idaho.......................................                    21              1,337,405.42                   0.70
Illinois....................................                    55              4,362,727.69                   2.30
Indiana.....................................                   131              6,530,840.50                   3.44
Iowa........................................                     8                396,580.49                   0.21
Kansas......................................                     1                 40,000.00                   0.02
Kentucky....................................                    49              2,873,209.86                   1.51
Louisiana...................................                    62              4,370,464.88                   2.30
Maine.......................................                     3                202,365.92                   0.11
Maryland....................................                    22              1,973,829.32                   1.04
Massachusetts...............................                    22              2,265,503.03                   1.19
Michigan....................................                   114              7,209,029.01                   3.79
Minnesota...................................                    17              1,318,858.05                   0.69
Mississippi.................................                    16              1,109,422.36                   0.58
Missouri....................................                    26              1,867,138.87                   0.98
Montana.....................................                     6                538,217.51                   0.28
Nebraska....................................                     6                457,468.43                   0.24
Nevada......................................                     7                541,371.89                   0.28
New Hampshire...............................                     5                458,460.98                   0.24
New Jersey..................................                    41              4,028,738.35                   2.12
New Mexico..................................                    22              1,622,680.21                   0.85
New York....................................                   146             17,297,389.72                   9.10
North Carolina..............................                    65              4,849,326.28                   2.55
Ohio........................................                   110              6,961,936.95                   3.66
Oklahoma....................................                    21              1,145,465.62                   0.60
Oregon......................................                    37              3,893,723.27                   2.05
Pennsylvania................................                    62              3,974,605.84                   2.09
Rhode Island................................                     9                886,336.71                   0.47
South Carolina..............................                    38              2,360,075.96                   1.24
South Dakota................................                     5                329,787.55                   0.17
Tennessee...................................                   177             10,109,750.51                   5.32
Texas.......................................                    41              3,020,480.25                   1.59
Utah........................................                    33              3,043,787.01                   1.60
Vermont.....................................                     4                350,304.72                   0.18
Virginia....................................                    25              2,143,065.86                   1.13
Washington..................................                    28              3,710,609.42                   1.95
West Virginia...............................                     4                247,743.23                   0.13
Wisconsin...................................                    15                711,912.74                   0.37
Wyoming.....................................                     4                362,674.04                   0.19
                                                             -----           ---------------                 ------
        Totals..............................                 2,376           $190,015,368.80                 100.00%
                                                             =====           ===============                 ======

---------------
(1) No more than approximately 0.58% of the Fixed Rate Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area.

         Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group(1)

                                                         Number of           Aggregate Principal             Percent of
Range of Loan-to-Value Ratio                           Mortgage Loans        Balance Outstanding             Loan Group
----------------------------                           --------------        -------------------             ----------
10.00% < LTV <= 15.00%                                           4               $184,771.21                      0.10%
15.00% < LTV <= 20.00%                                           7                128,963.13                      0.07
20.00% < LTV <= 25.00%.....................                     12                585,899.15                      0.31
25.00% < LTV <= 30.00%.....................                     20                593,808.31                      0.31
30.00% < LTV <= 35.00%.....................                     23              1,002,535.28                      0.53
35.00% < LTV <= 40.00%.....................                     37              1,671,127.77                      0.88
40.00% < LTV <= 45.00%.....................                     58              3,590,482.01                      1.89
45.00% < LTV <= 50.00%.....................                     73              4,573,035.03                      2.41
50.00% < LTV <= 55.00%.....................                     68              4,901,084.37                      2.58
55.00% < LTV <= 60.00%.....................                    186             14,191,422.92                      7.47
60.00% < LTV <= 65.00%.....................                    201             16,114,816.12                      8.48
65.00% < LTV <= 70.00%.....................                    254             21,086,089.01                     11.10
70.00% < LTV <= 75.00%.....................                    335             25,829,998.57                     13.59
75.00% < LTV <= 80.00%.....................                    621             53,625,951.78                     28.22
80.00% < LTV <= 85.00%.....................                    288             24,742,930.07                     13.02
85.00% < LTV <= 90.00%.....................                    181             16,091,681.23                      8.47
90.00% < LTV <= 95.00%.....................                      8              1,100,772.84                      0.58
                                                             -----           ---------------                    ------
   Totals..................................                  2,376           $190,015,368.80                    100.00%
                                                             =====           ===============                    ======

---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans ranged from 11.053% to 95.000% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans was approximately 73.132%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................              375           $29,533,815.01                15.54%
Refinance--Rate/Term.........................             532            39,072,052.15                20.56
Refinance--Cashout...........................           1,469           121,409,501.64                63.89
                                                        -----          ---------------                -----
   Totals...................................            2,376          $190,015,368.80               100.00%
                                                        =====          ===============               ======


       Type of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                    Number of         Aggregate Principal         Percent of
Property Type                                    Mortgage Loans       Balance Outstanding         Loan Group
-------------                                    --------------       -------------------         ----------
Single-family Residence.....................            1,929          $155,211,313.53               81.68%
Condominium.................................               63             4,685,757.90                2.47
Manufactured Housing........................              143             7,817,240.05                4.11
Mixed Use...................................               12             1,270,034.52                0.67
PUD.........................................               67             7,486,607.15                3.94
Townhouses..................................               18             1,169,110.77                0.62
Multi-Family................................               49             5,352,783.28                2.82
2 Unit......................................               95             7,022,521.60                3.70
                                                         -----         ---------------              ------
        Totals..............................             2,376         $190,015,368.80              100.00%
                                                         =====         ===============              ======

          Documentation Summary for the Fixed Rate Mortgage Loan Group



                                                           Number of          Aggregate Principal         Percent of
Documentation                                            Mortgage Loans       Balance Outstanding         Loan Group
-------------                                            --------------       -------------------         ----------
Full Documentation.............................                 1,920            146,831,378.49              77.27%
24 Month Bank Statement........................                   159             19,134,579.54              10.07
Stated Income..................................                   230             18,056,153.84               9.50
Reduced Documentation..........................                    67              5,993,256.93               3.15
                                                                -----           ---------------             ------
        Totals.................................                 2,376           $190,015,368.80             100.00%
                                                                =====           ===============             ======

            Occupancy Types for the Fixed Rate Mortgage Loan Group(1)


                                                             Number of           Aggregate Principal         Percent of
Occupancy                                                Mortgage Loans         Balance Outstanding         Loan Group
---------                                                --------------         -------------------         ----------
Owner-occupied................................                   2,065             170,819,572.22               89.90%
Investor......................................                     279              16,424,564.67                8.64
Second Home...................................                      32               2,771,231.91                1.46
                                                                 -----            ---------------              ------
        Totals................................                   2,376            $190,015,368.80              100.00%
                                                                 =====            ===============              ======

---------------
(1) Based upon representations of the related Mortgagor at the time of origination.


       Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group(1)



                                                                Number of         Aggregate Principal         Percent of
Mortgage Loan Age (Months)                                   Mortgage Loans       Balance Outstanding         Loan Group
--------------------------                                   --------------       -------------------         ----------
Age = 0.......................................                      453              37,935,022.00                19.96%
0 < Age <= 12.................................                    1,920             151,959,167.88                79.97
12 < Age <= 24................................                        2                  82,005.96                 0.04
24 < Age <= 36................................                        1                  39,172.96                 0.02
                                                                  -----            ---------------               ------
        Totals................................                    2,376            $190,015,368.80               100.00%
                                                                  =====            ===============               ======

---------------
(1) The weighted average age of the Fixed Rate Mortgage Loans is approximately 2 months.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group


                                                               Number of          Aggregate Principal         Percent of
Credit Grade                                               Mortgage Loans         Balance Outstanding         Loan Group
------------                                               --------------         -------------------         ----------
AO ...........................................                     992             $86,063,052.00               45.29%
A-............................................                     834              67,880,452.00               35.72
B.............................................                     299              21,141,121.86               11.13
B-............................................                     107               7,054,782.95                3.71
C.............................................                     104               5,693,682.09                3.00
C-............................................                      17                 663,261.69                0.35
D  ...........................................                      23               1,519,016.21                0.80
                                                                 -----            ---------------              ------
        Totals................................                   2,376            $190,015,368.80              100.00%
                                                                 =====            ===============              ======


           Year of Origination for the Fixed Rate Mortgage Loan Group


                                                              Number of           Aggregate Principal         Percent of
Year of Origination                                        Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                        --------------         -------------------         ----------
1996..........................................                       1                 $39,172.96                0.02%
1997..........................................                       7                 554,739.57                0.29
1998..........................................                   2,368             189,421,456.27               99.69
                                                                 -----            ---------------              ------
        Totals................................                   2,376            $190,015,368.80              100.00%
                                                                 =====            ===============              ======


         Prepayment Penalties for the Fixed Rate Mortgage Loan Group(1)


                                                              Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                                    Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                                    --------------         -------------------         ----------
No Prepayment Penalty.........................                     559             $42,731,015.63               22.49%
Prepayment Penalty............................                   1,817             147,284,353.17               77.51
                                                                 -----            ---------------              ------
        Totals................................                   2,376            $190,015,368.80              100.00%
                                                                 =====            ===============              ======

---------------
(1) The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans having prepayment penalties is approximately 43 months.

                           ADJUSTABLE RATE LOAN GROUP

          Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)


                                                         Number of           Aggregate Principal          Percent of
Mortgage Rate                                          Mortgage Loans        Balance Outstanding          Loan Group
-------------                                          --------------        -------------------          ----------
6.00% < Gross Coupon <= 6.50%..............                      1               $479,077.90                    0.12%
6.50% < Gross Coupon <= 7.00%..............                     12              1,460,985.52                    0.38
7.00% < Gross Coupon <= 7.50%..............                     38              4,885,869.47                    1.27
7.50% < Gross Coupon <= 7.75%..............                     52              7,703,623.01                    2.00
7.75% < Gross Coupon <= 8.00%..............                     95             16,580,668.88                    4.31
8.00% < Gross Coupon <= 8.25%..............                    106             15,198,801.27                    3.95
8.25% < Gross Coupon <= 8.50%..............                    151             19,371,329.23                    5.03
8.50% < Gross Coupon <= 8.75%..............                    193             27,451,165.17                    7.13
8.75% < Gross Coupon <= 9.00%..............                    235             31,063,421.76                    8.07
9.00% < Gross Coupon <= 9.25%..............                    239             31,003,520.79                    8.05
9.25% < Gross Coupon <= 9.50%..............                    319             36,514,546.71                    9.48
9.50% < Gross Coupon <= 9.75%..............                    309             35,542,641.47                    9.23
9.75% < Gross Coupon <= 10.00%.............                    338             40,375,488.01                   10.49
10.00% < Gross Coupon <= 10.25%............                    208             22,522,130.93                    5.85
10.25% < Gross Coupon <= 10.50%............                    241             26,422,673.64                    6.86
10.50% < Gross Coupon <= 10.75%............                    223             24,084,781.83                    6.26
10.75% < Gross Coupon <= 11.00%............                    148             14,243,544.02                    3.70
11.00% < Gross Coupon <= 11.25%............                    106             11,469,108.59                    2.98
11.25% < Gross Coupon <= 11.50%............                     63              5,419,955.55                    1.41
11.50% < Gross Coupon <= 11.75%............                     55              5,214,155.48                    1.35
11.75% < Gross Coupon <= 12.00%............                     31              2,618,836.30                    0.68
12.00% < Gross Coupon <= 12.25%............                     31              2,705,185.82                    0.70
12.25% < Gross Coupon <= 12.50%............                     10                713,679.33                    0.19
12.50% < Gross Coupon <= 12.75%............                      8              1,077,063.91                    0.28
12.75% < Gross Coupon <= 13.00%............                      4                359,457.59                    0.09
13.00% < Gross Coupon <= 13.25%............                      1                 30,724.01                    0.01
13.25% < Gross Coupon <= 13.50%............                      4                489,104.63                    0.13
                                                             -----           ---------------                   -----
      Totals...............................                  3,221           $385,001,540.82                   100.0%
                                                             =====           ===============                   =====

-----------
(1) As of the Cut-off Date, the Mortgage Rates borne by the Adjustable Rate Mortgage Loans ranged from 6.200% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 9.568% per annum.

      Remaining Months to Stated Maturity for the Adjustable Rate Mortgage
                                 Loan Group(1)

                                                          Number of          Aggregate Principal         Percent of
Remaining Term                                          Mortgage Loans        Balance Outstanding         Loan Group
--------------                                          --------------        -------------------         ----------
228 < Orig. Term <= 240..................                       2                $88,465.51                  0.02%
312 < Orig. Term <= 324..................                       1                 72,309.35                   0.02
336 < Orig. Term <= 348 .................                      18              1,756,764.68                   0.46
348 < Orig. Term <= 360..................                   3,200            383,084,001.28                  99.50
                                                            -----           ---------------                  -----
        Totals...........................                   3,221           $385,001,540.82                  100.0%
                                                            =====           ===============                  =====

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans ranged from 236 months to 360 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans was approximately 358 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage
                                 Loan Group(1)

                                                             Number of       Aggregate Principal        Percent of
Range of Original Mortgage Loan Principal Balances         Mortgage Loans    Balance Outstanding        Loan Group
--------------------------------------------------         --------------    -------------------        ----------
10,000 < Balance <= 15,000..........................                 7             $95,340.72                 0.02%
15,000 < Balance <= 20,000..........................                15             260,664.18                 0.07
20,000 < Balance <= 25,000..........................                20             463,765.97                 0.12
25,000 < Balance <= 30,000..........................                38           1,071,489.40                 0.28
30,000 < Balance <= 35,000..........................                49           1,598,451.88                 0.42
35,000 < Balance <= 40,000..........................                86           3,309,172.16                 0.86
40,000 < Balance <= 45,000..........................                88           3,767,037.32                 0.98
45,000 < Balance <= 50,000..........................                95           4,524,944.60                 1.18
50,000 < Balance <= 55,000..........................               127           6,684,242.48                 1.74
55,000 < Balance <= 60,000..........................               153           8,777,821.75                 2.28
60,000 < Balance <= 65,000..........................               118           7,385,621.13                 1.92
65,000 < Balance <= 70,000..........................               120           8,096,332.43                 2.10
70,000 < Balance <= 75,000..........................               125           9,091,934.00                 2.36
75,000 < Balance <= 80,000..........................               135          10,497,583.17                 2.73
80,000 < Balance <= 85,000..........................               120           9,956,495.66                 2.59
85,000 < Balance <= 90,000..........................               120          10,537,251.35                 2.74
90,000 < Balance <= 95,000..........................                82           7,593,674.52                 1.97
95,000 < Balance <= 100,000.........................               139          13,634,997.20                 3.54
100,000 < Balance <= 105,000........................               130          13,375,722.02                 3.47
105,000 < Balance <= 110,000........................                86           9,249,161.08                 2.40
110,000 < Balance <= 115,000........................               105          11,881,837.51                 3.09
115,000 < Balance <= 120,000........................               107          12,608,657.00                 3.27
120,000 < Balance <= 125,000........................                85          10,427,567.45                 2.71
125,000 < Balance <= 130,000........................                72           9,178,408.77                 2.38
130,000 < Balance <= 135,000........................                75           9,935,071.81                 2.58
135,000 < Balance <= 140,000........................                75          10,313,534.70                 2.68
140,000 < Balance <= 145,000........................                57           8,140,921.46                 2.11
145,000 < Balance <= 150,000........................                62           9,181,059.18                 2.38
150,000 < Balance <= 200,000........................               374          64,571,293.24                16.77
200,000 < Balance <= 250,000........................               171          38,048,855.32                 9.88
250,000 < Balance <= 300,000........................                64          17,507,191.83                 4.55
300,000 < Balance <= 350,000........................                40          13,201,905.43                 3.43
350,000 < Balance <= 400,000........................                23           8,641,007.98                 2.24
400,000 < Balance <= 450,000........................                14           6,076,195.17                 1.58
450,000 < Balance <= 500,000........................                28          13,385,091.55                 3.48
500,000 < Balance <= 550,000........................                 3           1,577,838.05                 0.41
550,000 < Balance <= 600,000........................                 3           1,727,215.76                 0.45
600,000 < Balance <= 650,000........................                 1             623,864.99                 0.16
650,000 < Balance <= 700,000........................                 2           1,346,149.65                 0.35
750,000 < Balance...................................                 7           6,656,170.95                 1.73
                                                                 -----        ---------------                -----
   Totals...........................................             3,221        $385,001,540.82                100.0%
                                                                 =====        ===============                =====

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans ranged from approximately $11,951.87 to approximately $999,424.66 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans was approximately $119,528.58.

         State Distributions of Adjustable Rate Mortgaged Properties

                                                          Number of          Aggregate Principal          Percent of
State                                                  Mortgage Loans        Balance Outstanding          Loan Group
-----                                                  --------------        -------------------          ----------
Arizona.....................................                    70             $6,812,278.64                   1.77%
Arkansas....................................                     7                773,564.64                   0.20
California..................................                   212             40,859,183.60                  10.61
Colorado....................................                   173             22,101,540.97                   5.74
Connecticut.................................                    75             10,655,100.55                   2.77
Delaware....................................                     1                195,000.00                   0.05
District of Columbia........................                     7                836,545.36                   0.22
Florida.....................................                   303             34,178,555.40                   8.88
Georgia.....................................                   101             13,183,872.76                   3.42
Idaho.......................................                    29              2,838,798.11                   0.74
Illinois....................................                   112             13,940,394.19                   3.62
Indiana.....................................                    89              5,629,004.54                   1.46
Iowa........................................                     4                241,780.95                   0.06
Kansas......................................                     5                295,639.73                   0.08
Kentucky....................................                    66              6,296,958.99                   1.64
Louisiana...................................                    30              3,307,906.05                   0.86
Maine.......................................                     8                754,861.39                   0.20
Maryland....................................                    63              9,390,510.37                   2.44
Massachusetts...............................                   116             15,261,440.88                   3.96
Michigan....................................                   227             25,517,723.02                   6.63
Minnesota...................................                    74              7,852,055.02                   2.04
Mississippi.................................                    28              2,325,923.45                   0.60
Missouri....................................                    63              6,662,641.90                   1.73
Montana.....................................                     2                257,599.03                   0.07
Nebraska....................................                     5                497,250.17                   0.13
Nevada......................................                     9              1,129,358.38                   0.29
New Hampshire...............................                    23              2,249,369.18                   0.58
New Jersey..................................                   136             19,444,972.63                   5.05
New Mexico..................................                    26              2,363,676.20                   0.61
New York....................................                   141             21,679,761.13                   5.63
North Carolina..............................                    68              8,392,377.34                   2.18
North Dakota................................                    11                712,199.38                   0.18
Ohio........................................                   185             15,752,483.01                   4.09
Oklahoma....................................                    21              1,837,870.16                   0.48
Oregon......................................                    39              4,896,148.85                   1.27
Pennsylvania................................                    77              8,336,321.36                   2.17
Rhode Island................................                    28              2,851,244.15                   0.74
South Carolina..............................                    25              2,477,548.19                   0.64
South Dakota................................                     1                107,908.60                   0.03
Tennessee...................................                    77              7,082,132.71                   1.84
Texas.......................................                   105             12,306,895.48                   3.20
Utah........................................                   106             14,803,539.51                   3.85
Vermont.....................................                    22              2,395,748.35                   0.62
Virginia....................................                    47              5,876,621.03                   1.53
Washington..................................                    57              8,742,579.47                   2.27
West Virginia...............................                     8                516,277.64                   0.13
Wisconsin...................................                   136             10,247,997.91                   2.66
Wyoming.....................................                     3                132,380.45                   0.03
                                                             -----           ---------------                  -----
        Totals..............................                 3,221           $385,001,540.82                  100.0%
                                                             =====           ===============                  =====

       Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group(1)

                                                        Number of           Aggregate Principal              Percent of
Range of Loan-to-Value Ratio                          Mortgage Loans        Balance Outstanding              Loan Group
----------------------------                          --------------        -------------------              ----------
20.00 < LTV <= 25.00.......................                      4               $123,312.25                      0.03%
25.00 < LTV <= 30.00.......................                     10                513,058.65                      0.13
30.00 < LTV <= 35.00.......................                     14                867,917.72                      0.23
35.00 < LTV <= 40.00.......................                     17              1,619,395.65                      0.42
40.00 < LTV <= 45.00.......................                     27              3,000,737.04                      0.78
45.00 < LTV <= 50.00.......................                     38              4,707,142.28                      1.22
50.00 < LTV <= 55.00.......................                     54              5,179,975.35                      1.35
55.00 < LTV <= 60.00.......................                     87             11,359,868.18                      2.95
60.00 < LTV <= 65.00.......................                    142             14,700,635.50                      3.82
65.00 < LTV <= 70.00.......................                    286             35,431,608.51                      9.20
70.00 < LTV <= 75.00.......................                    412             44,936,226.58                     11.67
75.00 < LTV <= 80.00.......................                    959            120,303,579.98                     31.25
80.00 < LTV <= 85.00.......................                    608             72,838,362.21                     18.92
85.00 < LTV <= 90.00.......................                    535             66,471,523.69                     17.27
90.00 < LTV <= 95.00.......................                     28              2,947,897.23                      0.77
                                                             -----           ---------------                     -----
   Totals..................................                  3,221           $385,001,540.82                     100.0%
                                                             =====           ===============                     =====

---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans ranged from 21.765% to 95.000% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans was approximately 78.249%.


            Loan Purpose for the Adjustable Rate Mortgage Loan Group


                                                         Number of          Aggregate Principal          Percent of
Loan Purpose                                           Mortgage Loans       Balance Outstanding          Loan Group
------------                                           --------------       -------------------          ----------
Purchase....................................                  1,371         $166,024,584.71                  43.12%
Refinance--Rate/Term.........................                   521           59,248,885.61                  15.39
Refinance--Cashout...........................                 1,329          159,728,070.50                  41.49
---------------------------------------------                 -----         ---------------                  -----
   Totals...................................                  3,221         $385,001,540.82                  100.0%
                                                              =====         ===============                  =====

    Type of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                             Number of         Aggregate Principal          Percent of
Property Type                                             Mortgage Loans       Balance Outstanding          Loan Group
-------------                                             --------------       -------------------          ----------
Two Unit....................................                     166           $16,199,529.63                   4.21%
Multi-family................................                      87            11,535,740.96                   3.00
Single Family Residence.....................                   2,651           315,313,204.09                  81.90
Attached Planned Unit Development...........                     197            30,519,394.00                   7.93
Condominium.................................                     109            10,298,569.42                   2.67
Townhouse...................................                       7               701,081.63                   0.18
Detached Planned Unit Development...........                       1               213,080.69                   0.06
Manufactured Housing........................                       3               220,940.40                   0.06
                                                               -----          ---------------                  -----
        Totals..............................                   3,221          $385,001,540.82                  100.0%
                                                               =====          ===============                  =====

        Documentation Summary for the Adjustable Rate Mortgage Loan Group


                                                            Number of          Aggregate Principal         Percent of
Documentation                                             Mortgage Loans       Balance Outstanding         Loan Group
-------------                                             --------------       -------------------         ----------
Full Documentation.............................                 2,477           $279,833,396.87               72.68%
24 Month Bank Statement........................                   266             42,492,044.83               11.04
Reduced Documentation..........................                   125             19,431,871.54                5.05
Stated Income..................................                   353             43,244,227.58               11.23
                                                                -----           ---------------               -----
        Totals.................................                 3,221           $385,001,540.82               100.0%
                                                                =====           ===============               =====

         Occupancy Types for the Adjustable Rate Mortgage Loan Group(1)

                                                             Number of           Aggregate Principal         Percent of
Occupancy                                                 Mortgage Loans         Balance Outstanding         Loan Group
---------                                                 --------------         -------------------         ----------
Owner-occupied................................                   2,887            $358,131,768.31               93.02%
Second Home...................................                      29               2,267,358.36                0.59
Investment....................................                     305              24,602,414.15                6.39
                                                                 -----            ---------------              ------
        Totals................................                   3,221            $385,001,540.82              100.00%
                                                                 =====            ===============              ======

---------------
(1) Based upon representations of the related Mortgagor at the time of origination.

    Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group(1)


                                                               Number of           Aggregate Principal          Percent of
Mortgage Loan Age (Months)                                   Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                                   --------------         -------------------         ----------
Age = 0.......................................                     661               $78,715,521.00               20.45%
0 < Age <= 12.................................                   2,542               304,531,549.64               79.10
12 < Age <= 24................................                      17                 1,682,160.83                0.44
36 < Age <= 48................................                       1                    72,309.35                0.02
                                                                 -----              ---------------              ------
        Totals................................                   3,221              $385,001,540.82              100.00%
                                                                 =====              ===============              ======

---------------
(1) The weighted average age of the Adjustable Rate Mortgage Loans is approximately 2 months.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                             Number of           Aggregate Principal         Percent of
Credit Grade                                              Mortgage Loans         Balance Outstanding         Loan Group
------------                                              --------------         -------------------         ----------
A-............................................                   1,175            $149,729,342.49               38.89%
AO............................................                   1,041             135,187,426.40               35.11
B.............................................                     506              55,030,112.06               14.29
B-............................................                     197              18,759,942.76                4.87
C.............................................                     218              19,552,681.47                5.08
C-............................................                      50               4,455,836.63                1.16
D  ...........................................                      34               2,286,199.01                0.59
                                                                 -----            ---------------              ------
        Totals................................                   3,221            $385,001,540.82              100.00%
                                                                 =====            ===============              ======

         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                               Number of         Aggregate Principal         Percent of
Year of Origination                                          Mortgage Loans      Balance Outstanding         Loan Group
-------------------                                          --------------      -------------------         ----------
1995..........................................                       1                 $72,309.35                0.02%
1997..........................................                      19               1,808,579.61                0.47
1998..........................................                   3,201             383,120,651.86               99.51
                                                                 -----            ---------------              ------
        Totals................................                   3,221            $385,001,540.82              100.00%
                                                                 =====            ===============              ======

       Prepayment Penalties for the Adjustable Rate Mortgage Loan Group(1)

                                                                Number of        Aggregate Principal         Percent of
Prepayment Penalty Term                                      Mortgage Loans      Balance Outstanding         Loan Group
-----------------------                                      --------------      -------------------         ----------
No Prepayment Penalty.........................                   1,483            $178,987,139.06               46.49%
Prepayment Penalty............................                   1,738             206,014,401.76               53.51
                                                                 -----            ---------------              ------
        Totals................................                   3,221            $385,001,540.82              100.00%
                                                                 =====            ===============              ======

---------------
(1) The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans having prepayment penalties is approximately 31 months.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                           Number of           Aggregate Principal           Percent of
Next Adjustment Date                                     Mortgage Loans        Balance Outstanding           Loan Group
--------------------                                     --------------        -------------------           ----------
January 1999...............................                      6             $1,411,130.29                      0.37%
February 1999..............................                     23              3,115,018.67                      0.81
March 1999.................................                     24              3,438,909.27                      0.89
April 1999.................................                     46              6,015,509.11                      1.56
May 1999...................................                     24              4,384,667.43                      1.14
June 1999..................................                     45              6,688,034.03                      1.74
July 1999..................................                     10                968,150.04                      0.25
August 1999................................                     31              3,269,201.95                      0.85
September 1999.............................                     31              3,404,838.84                      0.88
October 1999...............................                     35              4,491,024.39                      1.17
November 1999..............................                     39              4,739,556.53                      1.23
December 1999..............................                     45              5,554,978.85                      1.44
January 2000...............................                      3                202,214.93                      0.05
February 2000..............................                      1                 33,451.56                      0.01
March 2000.................................                      4                425,574.92                      0.11
April 2000.................................                     13              1,736,063.30                      0.45
May 2000...................................                     28              3,062,374.77                      0.80
June 2000..................................                     49              5,064,750.83                      1.32
July 2000..................................                     83             10,784,043.71                      2.80
August 2000................................                    307             36,096,919.07                      9.38
September 2000.............................                    340             41,484,763.34                     10.78
October 2000...............................                    328             40,092,253.79                     10.41
November 2000..............................                    312             39,501,602.69                     10.26
December 2000..............................                    361             44,275,507.00                     11.50
January 2001...............................                     27              2,438,655.00                      0.63
March 2001.................................                      3                194,496.89                      0.05
April 2001.................................                      6                705,582.67                      0.18
May 2001...................................                     17              1,633,360.28                      0.42
June 2001..................................                     37              3,881,827.95                      1.01
July 2001..................................                     62              8,082,049.06                      2.10
August 2001................................                    145             16,257,636.96                      4.22
September 2001.............................                    145             17,085,305.84                      4.44
October 2001...............................                    126             13,581,386.25                      3.53
November 2001..............................                    170             18,787,393.56                      4.88
December 2001..............................                    165             18,755,164.00                      4.87
January 2002...............................                     18              1,624,400.00                      0.42
March 2003.................................                      2                133,149.39                      0.03
April 2003.................................                      2                142,300.49                      0.04
May 2003...................................                      2                244,520.25                      0.06
June 2003..................................                      2                313,469.19                      0.08
July 2003..................................                      6              1,067,520.21                      0.28
August 2003................................                     23              2,779,066.74                      0.72
September 2003.............................                     23              2,088,265.25                      0.54
October 2003...............................                     20              1,963,828.94                      0.51
November 2003..............................                     16              1,429,252.59                      0.37
December 2003..............................                     12              1,196,670.00                      0.31
January 2004...............................                      4                375,700.00                      0.10
                                                             -----           ---------------                    ------
   Totals..................................                  3,221           $385,001,540.82                    100.00%
                                                             =====           ===============                    ======